                                    AGREEMENT

            This Agreement made this 2nd day of February, 2003 between THE
QUIGLEY CORPORATION, 621 Shady Retreat Road, Doylestown, Pennsylvania 18901
(hereinafter known as "TQC") and FORRESTER FINANCIAL, LLC, 188 Hewlett Neck
Road, Woodmere, New York 11598 (hereinafter known as "FORRESTER".

            WHEREAS, FORRESTER FINANCIAL, LLC became the owner of certain
Warrants in The Quigley Corporation exercisable at $6.50 per share, $8.50 per share, and $11.50 per share; and

            WHEREAS, FORRESTER exercised all of its Warrants at $6.50 per share but to date has not exercised the Warrants at $8.50 per share or the Warrants at
$11.50 per share; and

            WHEREAS, certain disputes arose between the parties relative to the issuance of the Warrants, the exercise of the Warrants by FORRESTER and other matters relating to the parties' relationship; and

            WHEREAS, FORRESTER after due diligence, investigation, and informal discovery has come to the conclusion that it has no claim against TQC; and

            WHEREAS, TQC wishes to continue its relationship with FORRESTER by extending the Warrants exercisable on March 7th for a period of one year and issuing FORRESTER additional Warrants for 250,000 shares at $9.50 per share exercisable for a period of one year to finance its Quigley Pharma Division,
Inc. Patent and Prescription Drug Development Program; and

            WHEREAS, the parties wish to terminate all actions each may have against the other as a result of their relationship from January 1, 2002 to date.

            NOW, THEREFORE, in consideration of the mutual covenants made herein and other good and valuable consideration, the parties agree as follows:

1. Forrester will dismiss with prejudice the praecipe it filed in the Court of
Common Pleas in Bucks County, Case No. ___________.

2. The Parties will execute a mutual general release of all claims, known and unknown, etc., which they have or may have against each other, on the form attached as Exhibit "A" hereto.

3. Quigley will extend Forrester's 250,000 existing warrants with an $8.50 strike price, until at least March 7, 2004. Such warrants shall be subject to all additional terms and conditions under the existing Warrant Agreement between the Parties.

4. Quigley will extend Forrester's 250,000 existing warrants with an $11.50 strike price, until at least March 7, 2004, and issue a replacement certificate in place of these 250,000 existing warrants with an $11.50 strike price.

            a.          Forrester has informed Quigley that it intends to
                        transfer these warrants to its designee, Gold Fund LLC.
                        The Company agrees that the replacement warrant
                        certificate evidencing the 250,000 existing warrants
                        with an exercise price of $11.50 per share will be
                        issued to Gold Fund LLC.

            b.          Forrester represents to the Company that Gold Fund LLC
                        is not a registered broker dealer or an investment
                        advisor and is not otherwise involved in the securities
                        business.

            c.          Upon the issuance of such replacement warrant
                        certificate, Gold Fund LLC will have the rights and
                        obligations of a Holder under the warrant agreement,
                        including without limitation, (i) the obligation to
                        deliver a proxy for the voting rights of the Common
                        Stock acquired by Gold Fund LLC upon the exercise of the
                        Warrants, which proxy will be irrevocable so long as
                        Gold Fund LLC holds such shares, (ii) the right to have
                        the Common Stock issuable upon exercise of said Warrant
                        Certificate by Gold Fund LLC to be covered by an
                        effective registration statement of the Company to
                        permit the public offering and sale of such Common
                        Stock, and (iii) the warrants shall be subject to all
                        additional terms and conditions under the existing
                        Warrant Agreement between the Parties.

5. Quigley will issue an additional 250,000 warrants with a $9.50 strike price, with an expiration date no earlier than March 7, 2004. The Parties shall execute a Warrant Agreement which maintains the essential terms and conditions as in the existing Warrant Agreement between the Parties.

6. Forrester will pay to Quigley the amount of $.25 for each of the 750,000 warrants listed above, for a total of $187,500. This amount is to be tendered in the form of an unsecured promissory note by Forrester on the form attached as
Exhibit "B" hereto, which shall mature on the latest expiration date of any of its Forrester warrants, and in any event not before March 7, 2004. All Forrester payments on the note in favor of the Quigley shall be credited, dollar-for-dollar, and applied to the purchase price of Quigley common stock shares received in return for exercise of Forrester's warrants.

7. Forrester agrees that upon the exercise of any portion of the
Warrants described above by Forrester (or the transferees of such Warrants), the
Quigley or its designees shall have the right to vote the shares of Common Stock acquired upon such exercise for so long as Forrester (or such transferees)
otherwise have the power to direct the voting of such shares of Common Stock, and the Warrant Agreement shall be revised to provide for such conveyance of voting rights by means of a voting agreement, irrevocable proxy or otherwise.

Agreed to this 2nd day of February, 2003:

                                    THE QUIGLEY CORPORATION

February 2, 2003                    By:/s/ Guy J. Quigley
---------------------                  --------------------------------------
Date                                   Guy Quigley
                                       President and Chief Executive Officer

                                       and

February 2, 2003                    By:/s/ George J. Longo
---------------------                  --------------------------------------
Date                                   George Longo
                                       Chief Financial Officer

                                    FORRESTER FINANCIAL, LLC

February 2, 2003                    By:/s/ Ted Karkus
---------------------                  --------------------------------------
Date                                   Ted Karkus
                                       Managing Member

                                                                                                                                                 Page 1 of 1

                             MUTUAL GENERAL RELEASE

            This Mutual Release (the "Release") is made as of February 2, 2003 among TED KARKUS and FORRESTER FINAINCIAL, LLC, a New Jersey corporation,
(together, "Forrester"), on the one hand, and GUY QUIGLEY and THE QUIGLEY
CORPORATION (together, "QUIGLEY"), on the other hand (referred to collectively as "THE PARTIES").

                                    PREAMBLE
                                    --------

            The parties have entered into that certain Agreement dated , 2003
(the "AGREEMENT"). The Agreement requires the parties to enter into a mutual general release.

                                     RELEASE
                                     -------

            In consideration of the mutual promises herein contained and in the
Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, with the intent to be legally bound agree as follows:

1. RELEASE OF QUIGLEY. In consideration of the undertakings and representations herein, Forrester finally and forever release and discharges Quigley and its shareholders, officers, directors, representatives, employees and agents from any and all legal and equitable claims, demands, actions, suits, damages and expenses of any and every nature whatsoever arising in any way, whether arising under federal, state or local statute, law, ordinance or regulation, or under common law, including without limitation breach of contract, securities violation(s), breach of fiduciary duties, fraud, conversion, defamation, intentional infliction of emotional distress, and negligence.

2. DEFENSE. Forrester understands that this Agreement may be pleaded as a complete defense and bar to any claims it may bring against Quigley arising in any way prior to its execution of the Agreement.

3. Representation by Counsel. Forrester is represented by legal counsel and by its execution hereof it acknowledges that it has been offered a reasonable amount of time to consult with its

                                   Exhibit A
                                                                     Page 1 of 8

attorney(s) concerning the terms of this Release and the effect of its acceptance and signing of this Release.

4. EFFECT OF RELEASE. By signing this Release, Forrester acknowledges that it understands this Release and enters into it voluntarily, that this is a complete release and that there are no written or oral understandings or agreements which are not set forth herein or in the Agreement.

5. RELEASE OF FORRESTER. In consideration of the undertakings and representations herein, Quigley finally and forever release and discharges
Forrester and its shareholders, officers, directors, representatives, employees and agents from any and all legal and equitable claims, demands, actions, suits, damages and expenses of any and every nature whatsoever arising in any way, whether arising under federal, state or local statute, law, ordinance or regulation, or under common law, including without limitation breach of contract, securities violation(s), breach of fiduciary duties, fraud, conversion, defamation, intentional infliction of emotional distress, and negligence.

6. DEFENSE. Quigley understands that this Agreement may be pleaded as a complete defense and bar to any claims it may bring against Forrester arising in any way prior to its execution of the Agreement.

7. REPRESENTATION BY COUNSEL. Quigley is represented by legal counsel and by its execution hereof it acknowledges that it has been offered a reasonable amount of time to consult with its attorney(s) concerning the terms of this Release and the effect of its acceptance and signing of this Release.

8. EFFECT OF RELEASE. By signing this Release, Quigley acknowledges that it understands this Release and enters into it voluntarily, that this is a complete release and that there are no written or oral understandings or agreements which are not set forth herein or in the Agreement coverage for defense and/or indemnification for such claims.

9. MISCELLANEOUS. The parties shall from time to time do and perform such additional acts and execute and deliver such additional documents and instruments as may be reasonably requested by any party to establish, maintain or protect its rights and remedies or to effect the intents and purposes of this
Release. The invalidity or unenforceability of any provision of this Release shall in no way affect the validity or enforceability of any other provision.
This Release,

                                                                     Page 2 of 8

together with the Agreement, embodies the entire agreement among the parties with respect to the subject matter hereof and supersedes any and all prior oral or written, and any and all contemporaneous oral, understandings, negotiations or communications made on behalf of such parties with respect to the subject matter hereof. This Release may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Release is executed in and shall be governed by and construed in accordance with the laws of the Commonwealth of
Pennsylvania, without regard to Pennsylvania conflicts law. This Release may not be assigned by any party without the prior written consent of the other parties.
This Release shall inure to the benefit of the parties, and their respective heirs, successors, permitted assigns and personal representatives.

                                                                     Page 3 of 8

                        SIGNATURE PAGE TO MUTUAL RELEASE

ATTEST:                             THE QUIGLEY CORPORATION.

/s/ George J. Longo                 By:/s/ Guy J. Quigley
----------------------              ------------------------------
                                    Name: Guy Quigley
                                    Title: President and CEO
WITNESS:

/s/ Charles A. Philips              /s/ Guy J. Quigley      (SEAL)
----------------------              ------------------------------
                                    GUY QUIGLEY

WITNESS:                            FORRESTER FINANCIAL, LLC

/s/ Lynn Karkus                     /s/ Ted Karkus          (SEAL)
----------------------              ------------------------------
                                    Name: Ted Karkus
                                    Title: Managing Member
WITNESS:

/s/ Lynn Karkus                     /s/ Ted Karkus          (SEAL)
----------------------              ------------------------------
                                    TED KARKUS

                                                                     Page 4 of 8

                                 ACKNOWLEDGMENT:

            By signing this Release, I acknowledge that I have had the opportunity to review this Release carefully, including with an attorney of my choice, that I understand the terms of this Release, and that I voluntarily agree to them with the intent to be legally bound.

                                          THE QUIGLEY CORPORATION

                                          By: /s/ Guy J. Quigley
                                          ----------------------------
                                              Title: President and CEO

                                                                     Page 5 of 8

                                 ACKNOWLEDGMENT:

            By signing this Release, I acknowledge that I have had the opportunity to review this Release carefully, including with an attorney of my choice, that I understand the terms of this Release, and that I voluntarily agree to them with the intent to be legally bound.

                                            /s/ Guy J. Quigley
                                            ---------------------------------
                                            GUY QUIGLEY

                                                                     Page 6 of 8

                                 ACKNOWLEDGMENT:

            By signing this Release, I acknowledge that I have had the opportunity to review this Release carefully, including with an attorney of my choice, that I understand the terms of this Release, and that I voluntarily agree to them with the intent to be legally bound.

                                            FORRESTER FINANCIAL, LLC

                                            By: /s/ Ted Karkus
                                            ---------------------------
                                                        Managing Member

                                                                     Page 7 of 8

                                 ACKNOWLEDGMENT:

                        By signing this Release, I acknowledge that I have had
the opportunity to review this Release carefully, including with an attorney of my choice, that I understand the terms of this Release, and that I voluntarily agree to them with the intent to be legally bound.

                                             /s/ Ted Karkus
                                             -----------------------------
                                             TED KARKUS

                                                                     Page 8 of 8

                                 PROMISSORY NOTE

U.S.$187,500.00                                               Woodmere, New York
                                                                February 3, 2003

            FOR VALUE RECEIVED, the undersigned, Forrester Financial, LLC
("Maker"), promises to pay to the order of The Quigley Corporation ("Holder"), on the Maturity Date (as defined below), in immediately available funds, the principal sum of one hundred eighty seven thousand five hundred U.S. Dollars
(U.S.$187,500.00) (as the same may be reduced by prepayments, the "Principal
Amount"), without interest.

            1. This Note is being issued by the Maker in consideration of (i)
the extension to March 7, 2004 of the expiration date of 250,000 Warrants for the Holder's Common Stock, exercisable at $8.50 per share, currently held by the
Maker, (ii) the extension to March 7, 2004 of the expiration date of 250,000
Warrants for the Holder's Common Stock, exercisable at $11.50 per share, currently held by the Maker, and (iii) the issuance by the Holder to the Maker of 250,000 Warrants for the Holder's Company Stock, exercisable at $9.50 per share and expiring on March 7, 2004 (collectively, the "Warrants").

            2. This Note shall not bear any interest.

            3. The Principal Amount shall be due and payable on March 7, 2004
(the "Maturity Date").

            4. Notice of demand for payment of the Principal Amount on the
Maturity Date shall be given by Holder to Maker in writing. Such notice shall be sent by hand delivery, against acknowledgement of receipt, or by a recognized overnight courier service to the Maker's principal office and shall be deemed to have been given when received by the Maker.

            5. Maker is permitted to prepay all or any portion of the Principal
Amount at any time prior to the Maturity Date without penalty.

            6. This Note and the payment of the Principal Amount is unsecured.

            7. All payments of the Principal Amount by the Maker shall be automatically credited against and applied to the exercise cost of the first
Warrants exercised by Maker (or its transferees).

            8. Maker shall not be deemed to be in default under this Note for any purpose unless and until the Holder shall have first given written notice of such default to the Maker and Maker fails to cure such default within thirty
(30) days after Maker receives such notice. However, this provision shall not apply to default of payment of the Principal Amount on or after the latest expiration date of any of the Warrants.

                                    Exhibit B

                                                                     Page 1 of 2

            9. This Note and the rights and obligations of the parties hereto shall for all purposes be governed by and construed and enforced in accordance with the substantive law of the State of Pennsylvania without giving effect to the principles of conflict or choice of laws.

            10. In the event any one or more of the provisions contained in this
Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

            11. The Holder shall not sell, assign, transfer or convey this Note to any third party (whether directly or indirectly, by sale of the Holder's business or assets, by sale of a majority of the Holder's outstanding voting stock, by merger of the Holder into a third party or otherwise) without the written consent of the Maker. Subject to the preceding sentence, this Note shall bind Maker, and the successors and assigns of Maker, and the benefits hereof shall inure to the benefit of Holder and Holder's successors and assigns. All references herein to "Maker" shall be deemed to apply to Maker and the successors and assigns of Maker and all references to "Holder" shall be deemed to apply to Holder and Holder's successors and assigns.

            IN WITNESS WHEREOF, Maker, intending to be legally bound, has executed this Note on the day and year first above written with the intention that this Note shall constitute a sealed instrument.

                                      FORRESTER FINANCIAL, LLC

                                      By: /s/ Ted Karkus
                                         ----------------------
                                      Name:  Ted Karkus
                                      Title:  Managing Member

Acknowledged and Agreed,
Intending to be Legally Bound

THE QUIGLEY CORPORATION

By:/s/ Guy J. Quigley
   -----------------------
Name: Guy J. Quigley
     ---------------------
Title: President and CEO
      --------------------

                                                                     Page 2 of 2